CORNERCAP BALANCED FUND

                  SEMI-ANNUAL REPORT TO SHAREHOLDERS






                              A Series of
                       CornerCap Group of Funds
                     A "Series" Investment Company








                       FOR THE SIX MONTHS ENDED
                          SEPTMEBER 30, 1998




The Peachtree, Suite 1700                    Advisor:
                                             (800) 728-0670
1355 Peachtree Street, NE                    Administrator:
                                             (888) 81 FUNDS
Atlanta, Georgia 30309                       Telecopier:
                                             (404) 870-0770

CornerCap Group of Funds
Manager's Report to the Shareholders
for the semi-annual period ended September 30, 1998


Dear Shareholder:

Attached are the portfolio valuation and financial reports for the semi-annual period ended September 30, 1998. As of this date, the shares of the CornerCap Growth Fund were valued at $11.61, and the shares of the CornerCap Balanced Fund were valued at $11.48. As we recently discussed in our quarterly commentary, the last six months have been a difficult period for almost any equity market investor, regardless of their sector, style or nationality. Rather than repeating what we said in our quarterly report, we would like to discuss how we believe investors should use our family of mutual funds to be successful with their own, unique situation.

There are many ways that investors analyze mutual fund investments. Which fund has the highest return? Over what period of time? At what level of risk? Which measure of risk do I use? At what cost? Am I seeing all the costs? What about taxes? The list of ways to view a mutual fund is extensive. In building our mutual fund family, we believe the most important view is time.
We believe that we can generally control the costs, tax efficiency, and other administrative aspects of a mutual fund. We also believe that we can successfully manage a mutual fund's returns and risks. However, we can only be successful in delivering a high enough return and a low enough risk if we know the time horizon of our shareholders. When you invest in one of our funds, ask yourself how long you plan to leave it there before withdrawing and using those savings?

Our longest time requirement is with the CornerCap Growth Fund (CGF). We expect this fund to be our highest returning vehicle over time. It is fully invested in a portfolio of small to medium size companies.
We also expect this fund to be the most volatile in the near term. Evidence of this volatility can be seen in the fund's recent performance. In our Annual Report just six months ago, we reported a one-year return of 47.8% and an annualized 5.5-year return of 19.8%. Over the following two quarters, the fund declined 22.9%, with most of that occurring in the month of August. For shareholders that started with us last spring, we need sufficient time to make up for this very unfortunate starting point. We believe that the Growth Fund is most appropriate for investors who plan to leave their savings in the equity market for at least 10 years.

Our CornerCap Balanced Fund (CBF) is designed as a medium-term investment vehicle. This fund is only 60% in equities, and these stocks are primarily larger companies that pay a dividend. The remaining 40% of the portfolio are targeted for the more conservative fixed income (bond) market. While the strength of the Growth Fund is its substantial expected return when times are good, the strength of the Balanced Fund is that it is designed to deliver reasonable growth while providing down side protection during the more difficult times. The Balanced Fund was only down 6.4% in the third quarter, and as of this writing, it has more than made up that loss.

When an investor's time horizon is relatively short (e.g., less than five years,) he should be much more focused on his short-term liquidity needs and not on long term returns or risks. For our mutual fund clients with this requirement, we offer a low-risk bond fund. This fund has an average maturity of five years and all bonds are government guaranteed.

Again, the most important analysis for an investor is his own time horizon. If the time is wrong, then the objective is wrong, and investors need a lot of luck to win when they start out not knowing where they're headed. We believe that our funds will deliver good returns relative to their objectives over time. They are also structured and managed to be cost efficient and tax efficient. Our funds now have a Unified Fee Structure (as of March 31, 1998), so the expense ratios cannot exceed the fixed amounts of 1.3% and 1.5% for the CBF and CGF, respectively. There are also no load charges for contributions or withdrawals, and for 1998, we are waiving the annual IRA fee.

One issue that all of us are concerned about is something called "Y2K." As you probably know, this relates to the potential computer problems that will result on January 1, 2000 when the computer date fields flip from 99 to 00. Unless the computer programs are all corrected, the 00 will be interpreted as 1900 and not 2000. Our computer consultants have identified the areas of concern within our mutual fund company and with outside vendors that we use. We have established a Y2K Oversight Committee to help insure that our funds will continue to operate uninterrupted when we first move into the next century. We are reporting on our efforts and progress to your Board of Trustees, and we will also be reporting to you in our quarterly reports next year.

We want to thank all shareholders for the referrals that you have made to our mutual fund family. Since we do not actively market our mutual funds, you are our best source of new clients. While our Fund is available on Schwab and other discount brokerage networks, it is not available through the retail brokerage firms. If we can help a friend or another member of your family with their investments, we hope that you will give us a call and let us talk with them or send a prospectus and a letter of introduction. If we can be of service in any way, please call our Fund Administrator at (888) 81FUNDS or anyone at CornerCap at (800) 728-0670.

Thank you for continuing to be one of our much-appreciated shareholders.


CornerCap Investment Counsel
November 16, 1998

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

September 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                                                    Value
   Shares                                                                                        (Note 1-A)
   ------                                                                                        ----------
                COMMON STOCKS - 54.77%
                -------------
                Aerospace- Defense - 1.54%
     2,300         GenCorp                                                                       $  44,275
                                                                                                 ---------
                Advertising - 1.03%
     1,550         Readers Digest Assoc., Class A                                                   29,644
                                                                                                 ---------
                Auto & Truck - 1.72%
     1,050         Ford Motor Company                                                               49,284
                                                                                                 ---------
                Banks - 3.28%
     1,100         Chase Manhattan Corporation                                                      47,575
       550         JP Morgan                                                                        46,544
                                                                                                 ---------

                                                                                                    94,119
                                                                                                 ---------
                Beverage - 1.69%
       900         Anheuser-Busch Companies                                                         48,600
                                                                                                 ---------
                Building Materials - 1.90%
     1,000         PPG Industries, Inc.                                                             54,563
                                                                                                 ---------
                Chemical-Specialty - 1.40%
    10,050         Ethyl Corporation                                                                40,200
                                                                                                 ---------
                Diversified Company - 1.89%
     1,600         ITT Industries, Inc.                                                             54,200
                                                                                                 ---------
                Electric Utility - 3.79%
     1,900         Houston Industries, Inc.                                                         59,138
     1,600         First Energy Corp.                                                               49,700
                                                                                                 ---------

                                                                                                   108,838
                                                                                                 ---------
                Electric Equipment - 2.02%
     1,250         Johnson Controls, Inc.                                                           58,125
                                                                                                 ---------
                Machinery - 3.34%
     2,300         Flowserve Corporation                                                            46,575
     1,200         Briggs and Stratton Corp.                                                        49,350
                                                                                                 ---------

                                                                                                    95,925
                                                                                                 ---------
                Maritime - 1.73%
     2,500         Alexander & Baldwin                                                              49,688
                                                                                                 ---------

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements
/TABLE

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

September 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                                                    Value
   Shares                                                                                        (Note 1-A)
   ------                                                                                        ----------
                COMMON STOCKS
                -------------
                Medical Supplies - 3.55%
     1,400         Bausch & Lomb, Inc.                                                           $  55,125
     2,300         Mallinckrodt Inc. New                                                            46,719
                                                                                                 ---------

                                                                                                   101,844
                                                                                                 ---------
                Metals- Fabrication - 1.69%
     3,200         Timken Company                                                                   48,400
                                                                                                 ---------
                Metals & Mining - 2.33%
     1,600         Cyprus Amax Minerals                                                             21,200
       900         Reynolds Metals                                                                  45,731
                                                                                                 ---------

                                                                                                    66,931
                                                                                                 ---------
                Packaging & Container - 1.60%
     1,300         Ball Corporation                                                                 45,825
                                                                                                 ---------
                Paper & Forest Products - 3.44%
     4,200         P.H. Glatfelter Company                                                          54,863
     5,000         Abitibi Consolidated                                                             44,062
                                                                                                 ---------

                                                                                                    98,925
                                                                                                 ---------
                Petroleum - Integrated - 1.45%
       900         Ashland, Inc.                                                                    41,625
                                                                                                 ---------
                Publishing - 1.19%
     1,200         Deluxe Corp.                                                                     34,125
                                                                                                 ---------
                Retail- Specialty- 1.73%

     2,000         Enesco Group Inc.                                                                49,625
                                                                                                 ---------
                Steel -  3.11%

     1,200         Carpenter Technology                                                             43,875
     1,900         USX-U.S. Steel Group                                                             45,363
                                                                                                 ---------
                                                                                                    89,238
                                                                                                 ---------
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

September 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------------

                                                                                                    Value
   Shares                                                                                        (Note 1-A)
   ------                                                                                        ----------
                COMMON STOCKS
                -------------

                Telecom Services   3.40%
       800         Sprint Corporation                                                            $  57,600
       900         Telefonos de Mexico                                                              39,825
                                                                                                 ---------

                                                                                                    97,425
                                                                                                 ---------
                Textile - 1.63%
     1,350         Springs Industries                                                               46,913
                                                                                                 ---------
                Thrift - 1.48%
     1,705         Washington Federal, Inc.                                                         42,625
                                                                                                 ---------
                Tobacco - 2.83%
       900         Philip Morris Companies, Inc.                                                    41,456
     1,350         UST, Inc.                                                                        39,909
                                                                                                 ---------
                                                                                                    81,365
                                                                                                 ---------

                   Total Common Stocks (Cost $1,681,972)                                       $ 1,572,325
                                                                                                 ---------

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

September 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------------

  Principal
   Amount
 ---------
                U.S. GOVERNMENT BONDS - 35.14%
                ---------------------
                U.S. Treasury
  $210,000         6.250%, Due 05/31/00                                                        $   215,906
   210,000         6.625%, Due 04/30/02                                                            225,422
   150,000         5.750%, Due 08/15/03                                                            159,188
   120,000         7.250%, Due 05/15/04                                                            137,025
   140,000         6.500%, Due 08/15/05                                                            157,763
   100,000         6.500%, Due 10/15/06                                                            113,594

                   Total Government Bonds (Cost $955,060.95)                                   $ 1,008,898
                                                                                               -----------
                *  Non-Income Producing Security

                SHORT-TERM INVESTMENTS -  4.81%
                ----------------------

                Wachovia Bank Short-Term Authorized Demand Notes
   138,343         (Cost $138,140)                                                             $   138,140
                                                                                               -----------

                Total Investments (Cost $2,775,173) (a)                           94.77%         2,719,363
                Other assets in excess of liabilities - net                        5.23%            62,866
                                                                                 ------        -----------
                Net assets                                                       100.00%       $ 2,782,229
                                                                                 ======        ===========

                (a) Aggregate cost for federal income tax purposes is $2,775,173. At September 30, 1998, net unrealized appreciation of securities for federal income tax purposes is as follows:

                     Unrealized appreciation                                                     $ 163,585
                     Unrealized depreciation                                                      (218,066)
                                                                                                 ---------

                     Net unrealized appreciation (depreciation)                                  $ (54,481)
                                                                                                 ---------

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------------
ASSETS
   Investments at market value,
      (Identified cost $1,938,665) (Note 1-A)                                                   $2,719,363
   Cash                                                                                             35,314
   Interest and dividends receivable                                                                22,848
   Receivable for Securities Sold                                                                   91,997
   Insurance Renewal                                                                                 1,515
                                                                                                ----------

         Total assets                                                                            2,871,037
                                                                                                ----------

LIABILITIES
   Payable for securities purchased                                                                 86,012
   Accrued expenses                                                                                  2,796
                                                                                                ----------
         Total liabilities                                                                          88,808
                                                                                                ----------

NET ASSETS
   (Applicable to shares outstanding,
      No par value, unlimited shares authorized)                                                $2,782,229
                                                                                                ==========

NET ASSET VALUE AND REPURCHASE PRICE PER SHARE
   ($2,782,229 divided by  242,324.867 shares)                                                      $11.48
                                                                                                    ======

NET ASSETS
   At September 30, 1998, net assets consisted of:
      Par Value @ .010                                                                              $2,423
      Paid-in capital                                                                            3,363,813
      Undistributed net investment income (loss)                                                 (680,360)
      Accumulated net realized gains (losses) on investments                                       151,598
      Unrealized appreciation (depreciation) of investments                                        (54,481)
                                                                                                ----------

                                                                                                $2,782,993
                                                                                                ==========

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

Six Months Ended September 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income
      Dividends                                                                                  $  21,225
      Interest                                                                                      30,865
                                                                                                 ---------

         Total investment income                                                                    52,090
                                                                                                 ---------
   Expenses
      Mangagement fee (Note 2)                                                                      12,402
      Administration fees                                                                            3,721
                                                                                                 ---------
              Total expenses                                                                        16,123

           Net investment income                                                                    35,967
                                                                                                 ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized Gain (loss) from security transactions                                             138,317
   Increase (decrease) in unrealized appreciation of investments                                  (331,280)
                                                                                                 ---------

         Net realized and unrealized gain (loss) on investments                                   (192,963)
                                                                                                 ---------

           Net increase (decrease) in net assets resulting from operations                      $ (156,995)
                                                                                                ==========




---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

   Six Months Ended September 30, 1998 and year ended March 31, 1998
---------------------------------------------------------------------------------------------------------------

                                                                       Six Months ended        Year ended
                                                                         September 30,         March 31,
                                                                             1998                 1998
                                                                       -----------------       ----------
INCREASE (DECREASE) IN NET ASSETS FROM

   Operations
      Net investment income                                               $      35,967       $     46,750
      Net realized gain on investments                                          138,317             44,033
      Change in unrealized appreciation of investments                         (331,280)           270,962
                                                                          -------------       ------------
         Net increase (decrease) in net assets resulting
           from operations                                                     (156,996)           361,745

   Distributions to shareholders from
      Net investment income ($.00 and $.19, respectively)                             0            (35,472)
      Realized gains ($.00 and $23.03, respectively)                                  0         (1,439,603)
                                                                          -------------       ------------

         Total distributions                                                          0         (1,475,075)
                                                                          -------------       ------------
   Capital share transactions (a)
      Increase in net assets resulting from
         capital share transactions                                             645,034          1,314,079
                                                                          -------------       ------------
           Total increase in net assets                                         488,038            200,749

NET ASSETS
   Beginning of period                                                        2,294,190          2,093,190
                                                                          -------------       ------------
   End of period
      (including undistributed net investment income of
       $0.00 and $12,055, respectively)                                   $   2,782,228       $  2,294,190
                                                                          =============       ============
(a)   Summary of capital share activity follows:

                                                        Six Months Ended               Year Ended
                                                       September 30, 1998            March 31, 1998
                                                     --------------------          ------------------
                                                     Shares         Value          Shares       Value
                                                     ------         -----          ------       ------
   Shares sold                                       67,906       $807,686         80,377      $961,167
   Shares reinvested                                      0              0        134,773     1,451,621
   Shares redeemed                                  (16,317)      (162,652)       (90,694)   (1,098,709)
                                                    -------       --------        -------    ----------
   Net increase                                      51,589       $645,034        124,456    $1,314,079
                                                    =======       ========        =======    ==========

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
---------------------------------------------------------------------------------------------------------------
                                                                     Six Months Ended         Year Ended
                                                                   September 30, 1998      March 31, 1998
                                                                   -------------------     ---------------
Per Share Operating Performance
  Net asset value, beginning of period                                   $12.21                $8.25*
                                                                          -----                 ----
  Income from investment operations
   Net investment income                                                   0.18                 0.24
   Net realized and unrealized gain (loss) on investments                  3.45                 2.20
                                                                           ----                 ----

     Total from investment operations                                      3.52                 2.44
                                                                           ----                 ----
  Less distributions from -
   Net investment income                                                  --.--                (0.19)
   Realized gains                                                         --.--               (23.03)
                                                                         ------               ------

   Total distributions                                                    --.--               (23.22)
                                                                         ------               ------

  Net asset value, end of period                                         $11.48               $12.21
                                                                          =====                =====
Total Return                                                              (5.98)%              19.13%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($000)                                       $2,782                $2,294

  Ratios to average net assets (A)
   Expenses                                                                0.65%                1.53%**
   Net investment income                                                   1.45%                2.80%**

  Portfolio turnover rate                                                 32.35%               13.38%


*  June 1, 1997
** Annualized

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On
June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

(A) Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements
/TABLE

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1998
------------------------------------------------------------------------------

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CornerCap Balanced Fund (the "Fund") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end management investment
    company.   Investment operations commenced on May 24, 1997, as a
    result of the reorganization of the Atlanta Growth Fund. The investment objective of the Fund is to obtain capital appreciation
    and current income.   The following is a summary of significant
    accounting policies followed by the Fund in the preparation of the
    financial statements.   The policies are in conformity with
    generally accepted accounting principles.

    A. SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of
       excise tax.   Therefore, no federal income tax provision is
       required.

   D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gains, if any, are recorded on
       the ex-dividend date.   Income distributions and capital gain
       distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

CORNERCAP BALANCED FUND

September 30, 1998

------------------------------------------------------------------------------
   E.  ACCOUNTING ESTIMATES - In preparing financial statements in conformity with generally accepted accounting principles,
       management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of
       revenues and expenses during the reporting period.   Actual
       results could differ from those estimates.



(2) TRANSACTIONS WITH AFFILIATES

      INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

      The Advisor has entered into an Investment Advisory Agreement with each Fund to provide investment management services to the Fund (the "Advisory Agreements"). The Advisor has entered into a new Operating Services Agreement with each Fund for the current fiscal year to provide virtually all day-to-day operational services to the Fund (the "Services Agreements"). The combined effect for each Fund of its Advisory Agreement and Services Agreement is to place a cap or ceiling on each Fund's ordinary operating expenses, excepting brokerage, interest, taxes, distribution, litigation, and other extraordinary expenses. Accordingly, the expenses for each Fund set forth above have been restated to reflect the Fund's new fee arrangements. For the Balanced Fund expenses are capped at 1.30% of the daily net asset value of the Fund. The Fund does not assess 12b-1 fees.

      DISTRIBUTION AGREEMENT AND PLAN

      The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This expense is limited to 1/4 of 1% of the
      Fund's average net assets.   For the period ended September 30,
      1998, no such reimbursements were made.


(3)  PURCHASES AND SALES OF SECURITIES

     For the period ended September 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,204,706 and $330,540, respectively.